UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2013

PACIFIC OFFICE PROPERTIES TRUST, INC.
__________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-09900	86-0602478
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

841 Bishop Street, Suite 1700 Honolulu, Hawaii	96813
____________________________________________________________	______________________________
(Address of principal executive offices)	(Zip Code)

(808) 521-7444
(Registrant’s telephone number, including area code)

Not applicable
__________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2013, Robert L. Denton resigned from the Board of Directors of Pacific Office Properties Trust, Inc.